Component of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016		Dec. 31, 2015
Current
Bermuda	$ 0	$ 0		$ 0
Foreign	2,142	930		3,648
Current Income Tax Expense (Benefit), Total	2,142	930		3,648
Deferred
Bermuda	0	0		0
Foreign	(524)	(4,377)		3,047
Deferred Income Tax Expense (Benefit), Total	(524)	(4,377)		3,047
Income tax (expense) benefit	$ 1,618	$ (3,447)	[1]	$ 6,695

[1]	Certain amounts for the year ended December 31, 2016 have been restated for immaterial corrections of identified errors pertaining to the calculation of gain on sale of containers, net and to properly account for lease concessions (see Note 2 “Immaterial Correction of Errors in Prior Periods”).